                                                                     Exhibit 4.1

NUMBER                                                                SHARES

                          WORLD COMMERCE ONLINE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

[WCO LOGO]                        COMMON STOCK              CUSIP 98144Q 10 3

THIS IS TO CERTIFY THAT





is the owner of




       CAPITALIZATION 100,000,000 SHARES CAPITAL STOCK AT $.001 PAR VALUE

                          WORLD COMMERCE ONLINE, INC.

Transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/                                                    /s/
   --------------------         [WORLD COMMERCE           ----------------------
   Secretary                      ONLINE, INC.            President
                                   CORPORATE
                                      SEAL
                                    DELAWARE]

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


           TEN COM - as tenants in common           UNIF GIFT MIN ACT -_________ Custodian ___________
           TEN ENT - as tenants by the entireties                       (Cust)              (Minor)
           JT TEN  - as joint tenants with right                       under Uniform Gifts to Minors
                     of survivorship and not as                        Act __________________
                     tenants in common                                           (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocable constitute and appoint

_________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________

                           _____________________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT OR ANY CHANGE WHATEVER.